UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and Zip Code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit and Disposal Activities.

As recently communicated, Viavi Solutions Inc.’s end markets spend environment continues to be challenging, particularly in the service providers and enterprise customer segments and we expect the conservative spend environment to persist for the remainder of calendar year 2024. In light of this, on June 13, 2024, the Company approved a restructuring and workforce reduction plan (the “FY2024 Plan”) across various functions intended to improve operational efficiencies and better align the Company’s workforce with current business needs. The Company expects approximately 6% of its global workforce to be affected and estimates it will incur severance and termination benefits charges of approximately $15 million in connection with the Plan. The Company anticipates the Plan to result in approximately $25 million in annualized cost savings and to be substantially completed within the next four fiscal quarters.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include statements regarding the number of employees impacted by the restructuring plan, the estimated expenses the Company will recognize, the timing of these payments and expenses and the estimated annualized cost savings. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on other risk factors affecting the Company generally, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2023 filed with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date thereof and the Company assumes no obligation to update such statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

Date: June 17, 2024	By:	/s/ ILAN DASKAL
	Name:	ILAN DASKAL
	Title:	Executive Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)